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                                                 WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  Carroll E. Fredrickson
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Fixed Income Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which describes the Fund's objectives, policies and other information.

                             FIXED INCOME PORTFOLIO

                               Q U A R T E R L Y

                                  R E P O R T

                               DECEMBER 31, 1995

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008

                                  402-391-1980
                                  800-232-4161
                                402-391-2125 FAX

                WEITZ SERIES FUND INC. -- FIXED INCOME PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on our fund's performance is shown below. The table shows how an investment of $10,000 in the Fixed Income Portfolio at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Portfolio for the one and five year periods ended December 31, 1995, and for the period since inception, calculated in accordance with SEC standardized formulas.

                    VALUE OF        VALUE OF         VALUE OF
                     INITIAL       CUMULATIVE       CUMULATIVE      TOTAL
                     $10,000      CAPITAL GAIN      REINVESTED    VALUE OF   ANNUAL RATE
PERIOD ENDED       INVESTMENT     DISTRIBUTIONS      DIVIDENDS     SHARES     OF RETURN
-----------------  -----------  -----------------  -------------  ---------  -----------

Dec. 23, 1988       $  10,000              --               --    $  10,000         --
Dec. 31, 1988           9,939              --               68       10,007         --
Dec. 31, 1989          10,020              --              900       10,920        9.1%
Dec. 31, 1990          10,232              12            1,661       11,905        9.0
Dec. 31, 1991          10,625              13            2,597       13,235       11.4
Dec. 31, 1992          10,557              13            3,396       13,966        5.5
Dec. 31, 1993          10,820              14            4,258       15,092        8.1
Dec. 31, 1994           9,961              13            4,763       14,737       -2.4
Dec. 31, 1995          10,847              14            6,199       17,060       15.8

The Portfolio's average annual total return for the one and five year periods ended December 31, 1995, and for the period since inception (December 23, 1988), were 15.8%, 7.5% and 7.9%, respectively. These returns assume redemption at the end of each period.

Since inception, the total amount of capital gains distributions reinvested in shares was $13, and the total amount of "income" distributions reinvested was $5,955. This information represents past performance of the Portfolio and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from Wallace R. Weitz & Co. at the address listed on the front cover.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                      DECEMBER 31, 1995 - QUARTERLY REPORT

                                                          January 15, 1996

Dear Fellow Shareholder:

      The Fixed Income Portfolio grew by 3.3% in the 4th quarter, bringing our total return for the year to +15.8%, which represents a combination of +6.2% from net interest income (after deducting fees and expenses) and +9.6% from (unrealized) appreciation of our bonds.

INVESTMENT REVIEW

      The last two years have been unusually volatile ones for the bond market. In 1994, the Federal Reserve raised interest rates several times during the year, and bonds suffered their worst annual decline in 70 years. Interest rates began to decline in early 1995, and bond prices rebounded. During this period, long-term treasury bond total returns swung from, approximately, -12% in 1994 to +32% in 1995.

      Our strategy is to invest in relatively short-term, high quality bonds to capture most of the return available on long-term bonds while avoiding some of the volatility associated with long bonds. As a result, our total returns during this volatile period were -2.4% in 1994 and +15.8% in 1995. Thus, our TWO-YEAR total return was 13.0% (100 X .976 = 97.6; 97.6 X 1.158 = 113.0) while long treasuries returned approximately 16.2% for the two years (100 X .88 = 88; 88  X
1.32 = 116.2). The effect is that we sacrificed 3.2 percentage points of return, over two years, in the interest of greater stability and comfort.

      The entire portfolio is listed later in this report, but the following table gives a capsule summary of the investment profile of our bonds at year end:

Average Maturity                        7.2years
Average Duration                        3.3years
Average Coupon                          7.1%
30-Day Average Yield at 12-31-95        6.1%
Average Rating                           A1

      The outlook for the bond market continues to be favorable. Inflation has remained subdued, the economy is growing slowly, and the Federal Reserve seems to be leaning slightly in the direction of lower interest rates. We never take extreme positions in this portfolio, but given these positive conditions, we have extended our maturities slightly over the past few months.

PORTFOLIO MANAGEMENT

      In the first quarter of 1995, Tom Carney joined us as fixed income analyst and trader. As I mentioned in my April letter, Tom is an experienced fixed income investment professional, and he has been very helpful to me in managing the Fixed Income Fund this year. In recognition of his abilities and his contribution to the bond portfolio management process, we have named him co-portfolio manager of the Fixed Income Fund, as of January 1, 1996. Tom and I will collaborate on the management of the fund, and the investment objectives and portfolio strategy of the fund will remain the same.

      If you have any questions about this letter or about our portfolio, please feel free to call Tom or me any time.

                                                          Sincerely,

                                                 /s/ Wallace R. Weitz
                                                 Wallace R. Weitz
                                                 President

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1995
                                  (UNAUDITED)

 RATING    FACE AMOUNT                                                                  COST       MARKET VALUE
---------  -----------                                                              -------------  -------------
                        CORPORATE BONDS -- 37.1%
A-         $   250,000  General Motors Acceptance Corp. Debs. 8.75% 2/1/96          $    250,013    $   250,479
AA-            500,000  Norwest Financial Corp. Notes 7.1% 11/15/96                      500,000        506,251
A              500,000  Lehman Brothers Holdings Notes 7.625% 7/15/99                    500,279        521,145
BBB            500,000  Salomon, Inc. Sr. Notes 7.125% 8/1/99                            500,000        509,155
A              500,000  Phillip Morris Notes 7.125% 8/15/02                              500,000        524,185
BBB-           500,000  Tenneco, Inc. Notes 7.875% 10/1/02                               497,828        542,072
A+           1,000,000  Merrill Lynch Notes 7.25% 6/14/04                                996,705      1,015,068
BBB-         1,000,000  ConAgra, Inc. Sub. Notes 7.4% 9/15/04                          1,000,000      1,067,834
A-             600,000  General Motors Acceptance Corp. Debs. 6.625% 10/15/05            596,751        611,809
BB             200,000  Dime Savings 10.5% 11/15/05                                      219,941        221,000
AAA              1,000  Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18                       1,063          1,063
                                                                                    -------------  -------------
                        Total Corporate Bonds                                          5,562,580      5,770,061
                                                                                    -------------  -------------

                        TAXABLE MUNICIPAL BONDS -- 5.9%
AA+            160,000  Missouri Hsg. Dev. Comm. 8.6% 9/1/05                             161,158        161,600
AAA            250,000  Oklahoma Hsg. Fin. Auth. 8.7% 9/1/13                             250,000        252,500
AAA            500,000  Oklahoma Hsg. Fin. Auth. 7.3% 12/1/14                            500,000        505,000
                                                                                    -------------  -------------
                        Total Taxable Municipal Bonds                                    911,158        919,100
                                                                                    -------------  -------------

                        U.S. GOVERNMENT AND AGENCY SECURITIES -- 54.8%
AAA             88,395  U.S. Treasury Coupon Receipts 5/15/96                             86,825         86,621
AAA             80,377  Federal Home Loan Mtg. REMIC Trust 9% 11/15/19 (Avg. Life
                         1.1 years)                                                       80,377         80,377
AAA            100,125  U.S. Treasury Coupon Receipts 2/15/97                             94,419         94,327
AAA             88,721  Federal Natl. Mtg. Assn. 11% 1/1/01
                         (Avg. Life 1.8 years)                                            90,610         90,053
AAA            100,100  U.S. Treasury Coupon Receipts 2/15/98                             88,893         89,204
AAA            116,754  Federal Home Loan Mtg. Corp. 9.5% 9/1/03
                         (Avg. Life 2.5 years)                                           117,214        121,133
AAA             99,960  U.S. Treasury Coupon Receipts 2/15/99                             83,411         84,177

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

 RATING    FACE AMOUNT                                                                  COST       MARKET VALUE
---------  -----------                                                              -------------  -------------

                        U.S. GOVERNMENT AND AGENCY SECURITIES -- CONTINUED
AAA        $ 1,000,000  Federal Home Loan Mtg. REMIC Trust 5.8% 1/15/05
                         (Avg. Life 3.4 years)                                      $    989,169    $   996,250
AAA          1,000,000  Federal Home Loan Mtg. Corp. 6.52% 8/10/99                     1,000,000      1,000,938
AAA            250,000  Federal Natl. Mtg. Assn. 6.625% 7/12/00                          250,000        251,445
AAA            500,000  Federal Natl. Mtg. Assn. 6.5% 10/25/18
                         (Avg. Life 6.2 years)                                           484,581        488,125
AAA            500,000  Federal Home Loan Mtg. Corp. 6.65% 9/15/21
                         (Avg. Life 6.5 years)                                           489,624        492,344
AAA          2,500,000  Federal Natl. Mtg. Assn. 7.55% 6/10/04                         2,497,739      2,621,484
AAA            500,000  Federal Natl. Mtg. Assn. 8.05% 7/14/04                           509,933        515,234
AAA          1,000,000  Federal Home Loan Mtg. Corp. 7.09% 6/1/05                      1,003,282      1,020,775
AAA            500,000  Federal Home Loan Bank 6.44% 11/28/05                            500,780        501,250
                                                                                    -------------  -------------
                        Total U.S. Government and Agency Securities                    8,366,857      8,533,737
                                                                                    -------------  -------------
                        SHORT-TERM SECURITIES -- .9%
               147,539  Norwest U.S. Government Money Market Fund, 5.2%                  147,539        147,539
                                                                                    -------------  -------------
                        Total Investments in Securities                             $ 14,988,134*    15,370,437
                                                                                    -------------  -------------
                                                                                    -------------
                        Other Assets Less Liabilities -- 1.3%                                           196,020
                                                                                                   -------------
                        Total Net Assets -- 100%                                                    $15,566,457
                                                                                                   -------------
                                                                                                   -------------
                        Net Asset Value Per Share                                                   $    11.001
                                                                                                   -------------
                                                                                                   -------------

*Also approximates cost for federal income tax purposes